NEWPARK RESOURCES PRESENTATION DECEMBER 2019

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2018, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the availability of raw materials; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our ability to execute our business strategy and make successful business acquisitions and capital investments; our market competition; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our compliance with legal and regulatory matters, including environmental regulations; our legal compliance; material weaknesses in our internal control over financial reporting; the inherent limitations of insurance coverage; income taxes; the potential impairments of goodwill and long-lived intangible assets; technological developments in our industry; severe weather and seasonality; cybersecurity breaches or business system disruptions; and fluctuations in the market value of our publicly traded securities. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. 2

NON-GAAP FINANCIAL MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non- GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. 3

COMPANY OVERVIEW Consolidated Revenues $1,400 Full Year . Newpark’s value-proposition is driven by $1,200 $1,118 First Nine Months a focus on providing leading technology that reduces customer’s total operating $1,000 $947 costs, risk, and environmental impact. $800 $748 Two operating segments: $677 $600 $699 $471 $631 Fluids Systems rd Revenues ($ Revenues millions) $400 3 largest global provider of drilling and completions fluids chemistry to oil and gas $200 exploration industry** $0 2014 2015 2016 2017 2018 2019 Mats and Integrated Services Leading provider of engineered worksite First Nine Months 2019 - Breakdown by Segment solutions, with diversified customer base across industries Revenue EBITDA*  Oil and gas exploration  Energy infrastructure 23% Fluids Systems – Electrical transmission and 43% Mats and distribution 57% Integrated Services 77% – Pipeline  Construction and other general access * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA contribution % based on Segment EBITDA and excludes Corporate Office expenses. ** Source: 2019 Oilfield Market Report, Spears & Associates, Inc. 4

GLOBAL STRENGTH First Nine Months 2019 - Revenue by Region U.S. Europe, Middle East, Rest of World Africa 7% 21% 72% 5

FLUIDS SYSTEMS - OVERVIEW Total Segment Revenues $1,200 . Expanding IOC & NOC relationships Full Year have been key to global market share $1,000 $965 First Nine Months growth: $800 $716  Newpark share positioned #3 globally $616 $600 $581  Nearly 1/3 of segment revenues generated from IOC/NOC customer base; this remains a $395 $538 $400 $486 key opportunity for further share growth Revenues ($ millions) $200 . Awarded Shell Oil’s global Well Services $0 Supplier of the Year for 2018, for service 2014 2015 2016 2017 2018 2019 companies under 100,000 operating hours First Nine Months 2019 - Revenue by Region . Strong North American market position 9% provides expansion opportunity in Stimulation Chemicals, leveraging E&P 25% relationships 66% . Keys to driving improvements in returns  Expansion in targeted growth markets  Shift to variable cost structure  Capital-light nature of the business U.S. Europe, Middle East, Rest of World Africa 6 * Source: 2019 Oilfield Market Report, Spears & Associates, Inc.

FLUIDS SYSTEMS – LEADING TECHNOLOGY Developing Total Fluids Solutions . Our focus on sustainability is a driving force behind breakthroughs in our Evolution high performance water-based drilling fluid systems, which offer environmentally-sound solutions to the rigorous operational demands of today’s most challenging wells . Innovative reservoir drill-in fluids (RDF) and associated breakers to protect the reservoir from damage and extend the life of the reservoir asset . Hydraulic fracturing and matrix acidizing chemicals designed with an understanding of reservoir-fluid interactions and engineered to maximize reservoir estimated ultimate recovery (EUR) at the lowest cost . Engineering modeling and simulation software for effective planning and flawless execution of fluid applications 7

FLUIDS SYSTEMS – NORTH AMERICA North American Revenues . Revenue recovery has outperformed $800 industry rig counts, driven primarily $687 Full Year $700 by entry into Gulf of Mexico, and rig First Nine Months $600 efficiency (increases in drilled $500 $477 $395 footage per rig) $400 $352 $300 $355 $345 Deepwater GOM Revenues $183 $30 $200 $27 Revenue ($ millions) Revenue $100 $25 $0 $20 2014 2015 2016 2017 2018 2019 $15 NAM Revenues & Avg NAM Rig Count (1) $10 $8 $8 Revenue NAM Rig Count ($MIL) Revenues $5 $750 2,500 2,241 $700 $0 2,250 $650 2017 2018 YTD Q3 $600 $687 2,000 2019 $550 1,750 $500 1,223 1,116 . Expanded product offering in 2019, $450 1,170 1,083 1,500 providing Total Fluids Solutions for $400 1,250 $350 customers $477 $300 $460 1,000 $395 Count Rig NAM $250 $352 639  Gulf of Mexico Completion Fluids 750 Revenue ($ Millions) Revenue $200 facility operational Q1 2019 $150 $183 500 $100  NAM land Stimulation Chemicals 250 $50 commercialization underway $0 0 2014 2015 2016 2017 2018 YTD Q3 2019 Annualized (1) Source: BHGE 8

NEWPARK

FLUIDS SYSTEMS – MARKET EXPANSION UNDERWAY

Manufacturing



Technical



Distribution


Basin
Fluids operating location

- **Market expansion capitalizes upon existing Fluids Systems infrastructure, expertise and market credibility**

<u>Deepwater Gulf of Mexico</u>

- ❑ Deepwater market share recently expanded to four rigs
- ❑ Expansion into completions fluids increases revenue opportunity on each project; four combined drilling/completion fluids projects currently scheduled

<u>Stimulation Chemicals</u>

- ❑ 47%* of US chemical purchases de-bundled from horsepower, translating to addressable market of ~$3 billion annually; only modest revenue contribution to date
- ❑ Although the pace of commercialization has been negatively impacted by challenging NAM market conditions, qualification process and field trials continue to validate stimulation chemical offering value proposition

*Source: Kimberlite International Oilfield Research, 2018

GOM Shorebase



9

FLUIDS SYSTEMS – INTERNATIONAL International Revenues $350 Full Year . Strong IOC/NOC presence has been key $300 $278 First Nine Months to revenue and profitability stability $250 $239 $229 $212 $220 through the industry cycle $200 . International IOC/NOC contract stability $150 $183 $141 impacted by: $100  Longer term contracts Revenue ($ millions) Revenue $50  Fewer qualified competitors $0 2014 2015 2016 2017 2018 2019 . International presence remains key to our strategy, as we seek to further leverage growing IOC/NOC First Nine Months 2019 relationships globally International Revenues by Customer Type . Key contract awards  Kuwait (KOC)  Algeria (Sonatrach) 30%  Albania (Shell)  Cyprus (ENI) 70% . Revenue reduction in 2019 resulted primarily from contract transitions in Algeria and Brazil IOC/NOC Regional Independent 10

MATS & INTEGRATED SERVICES - OVERVIEW Total Segment Revenues $250 Full Year $231 . Leading provider of engineered First Nine Months worksite and access solutions, where $200 our systems are designed to: $153  Reduce customer operating costs $150 $132 $161 $145  Reduce customer execution risk  Improve environmental sustainability $100 $96 $76 Revenues ($ Revenues millions) . Revenues include Rentals & $50 Service (R&S), as well as Sales of manufactured products $0 2014 2015 2016 2017 2018 2019  2017 acquisition significantly expanded service revenues 2019 Revenue By End-Market Non-E&P R&S Revenue ($MIL) ($MIL) Full Year . Key R&S competitive advantages $80 First Nine Months  Service capabilities $29 $70 $6 $61  Size of composite mat rental fleet $60 $66 $53  Low-cost manufacturing $50 $50  Patented technology $40 $45 $44  R&D expertise $30 $20 . Although early in Energy Infrastructure $10 market penetration, non-E&P end- Oil & Gas R&S $0 markets contributed nearly half of Energy Infrastructure R&S 2017 2018 2019 Other R&S segment revenue in the first nine Direct Sales months of 2019 11

MATS - COMPETITIVE ADVANTAGES ACROSS INDUSTRIES Transportation, Enhanced Superior Install, and Environmental Scale and Quality Remediation Sustainability & Responsiveness Efficiency Safety 12

MATS – CORE MARKET OVERVIEW Exploration & Production Pipeline SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY Transmission & Distribution Construction & Other SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY 13

FINANCIAL FOCUS Free Cash Flow (1) Cash Flow and Liquidity Profile $60 $55 . Generating consistent positive free cash $40 $21 $24 flow while funding strategic growth initiatives $20 $15 . Modest debt burden provides flexibility $0 $Millions -$20 Near-Term Focus ($23) -$40 . Continue repatriation of excess cash from 2015 2016 2017 2018 First Nine foreign subsidiaries Months 2019 . Ongoing efforts to optimize working capital to further enhance free cash flow generation Capital Structure Long-Term Strategic Focus Total Debt Net Debt (1) Total Debt to Capital Ratio $200 35% . Pursue Energy Infrastructure R&S $179 market expansion in Mats $160 $162 $162 $156 32% $150 . Bifurcated approach toward capital $109 Ratio $104 $106 29% deployment in Fluids Debt ($MIL) Debt $100 $71 $68 26%  Limit investments into commoditized or $50 high risk markets 23%  Support IOC/NOC penetration efforts $0 20%  Pursue synergistic expansion of product 2015 2016 2017 2018 Sept offering to leverage global footprint 2019 (1) Free Cash Flow and Net Debt are non-GAAP financial measures. See reconciliations to the most comparable GAAP measures in the Appendix to this presentation. 14

APPENDIX

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) 16

OPERATING SEGMENT RESULTS (UNAUDITED) 17

CONSOLIDATED BALANCE SHEETS (UNAUDITED) 18

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) 19

NON-GAAP FINANCIAL MEASURES (UNAUDITED) To help understand the Company’s financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. (1) 2019 net income and EBITDA include $5.1 million related to the modification of the Company’s retirement policy and severance costs. 2018 net income and EBITDA include a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. 2016 net loss and EBITDA include $13.8 million of charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. 2015 net loss and EBITDA include $88.7 million of charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation. 20

NON-GAAP FINANCIAL MEASURES (UNAUDITED) (2) 2019 Fluids Systems operating income and EBITDA include charges of $1.7 million related to the modification of the Company’s retirement policy and severance costs. 2018 Fluids Systems operating income and EBITDA include a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. 2016 Fluids Systems operating income and EBITDA include $15.6 million of charges associated with asset impairments and workforce reductions. 2015 Fluids Systems operating income and EBITDA include $82.7 million of charges associated with goodwill and other asset impairments and workforce reductions. (3) 2016 Mats and Integrated Services operating income and EBITDA include $0.3 million of charges associated with workforce reductions. 2015 Mats and Integrated Services operating income and EBITDA include $0.7 million of charges associated with workforce reductions. 21

NON-GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s net cash provided by operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow: 22

NON-GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital: 23

EXPERIENCED LEADERSHIP Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Matthew Lanigan President Mats & Integrated Services 24

MANAGEMENT BIOGRAPHIES Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), the National Ocean Industries Association (NOIA), and the National Association of Manufacturers (NAM). Additionally, Mr. Howes is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 25

MANAGEMENT BIOGRAPHIES Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. 26

MANAGEMENT BIOGRAPHIES Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 27

BOARD OF DIRECTORS Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 28

FOCUSED ON CUSTOMER NEEDS